Exhibit 99.1

EUGENE, ORE., September 3, 2019 - Arcimoto, Inc.®, (NASDAQ: FUV) makers of the Fun Utility Vehicle® (FUV®), Rapid Responder™, and Deliverator™ —

Arcimoto September Update – Compliance
Testing Complete!

In Arcimoto’s last quarterly call, Mark outlined the two testing hurdles the Company needed to clear in order to certify compliance for the Arcimoto FUV: final sled verification of the frame and dual-harness passenger restraints, as well as final light testing according to the FMVSS 108 lighting standard. We are pleased to report that these two remaining hurdles have been surmounted.

These tests conclude a rigorous curriculum implemented over the last ten months. Because the FUV contains equipment not present on most motorcycles, such as seat belts and an upper frame assembly, due care necessitated additional testing above and beyond what is typical for motorcycles on the road today. Some highlights of our testing work:

Salt-spray resistance - Completed

Electrical reliability - Completed

EMC - Pass

CISPR - Pass

Lighting system - Pass

Motorcycle brake system - Pass

EPA range - Completed

Sled-test battery integrity and G-sensor disconnect - Pass

Battery integrity side pole impact - Pass

Seat belt anchorages pull - Pass

Roof crush resistance - Pass

Sled-test structure and seat belts - Pass

Arcimoto’s Regulatory Compliance team is now collecting final test reports from our laboratory partners, and completing final FMVSS certification documentation. Please stay tuned for our official production and delivery announcement.

Thank you for your patience and support. The Summer of FUV is finally here.

Sincerely,

Team Arcimoto

Forward-Looking Statements:

Except for historical information, all of the statements, expectations, and assumptions contained in this newsletter are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions and include, without limitation, our expectations as to production and delivery of the Evergreen, the Rapid Responder, and the Deliverator, the establishment of our service and delivery network, our expected rate of production and our expected establishment of rental outlets. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the SEC. In addition, such statements could be affected by risks and uncertainties related to, among other things: our ability to effectively execute on our business plan and growth strategy; our ability to design, manufacture and market vehicle models within projected timeframes given that a vehicle consists of several thousand unique items and we can only go as fast as the slowest item; the outcome of the Rapid Responder pilot program; the acceptance of the Deliverator; our inexperience to date in manufacturing vehicles at the high volumes that we anticipate; our dependence on suppliers; the number of reservations and cancellations for our vehicles and the ability to deliver on those reservations; our reliance on key personnel; our ability to manage the distribution channels for our products, including our ability to successfully implement our direct to consumer distribution strategy and any additional distribution strategies we may deem appropriate; changes in consumer demand for, and acceptance of, our products; changes in the competitive environment, including adoption of technologies and products that compete with our products; the overall strength and stability of general economic conditions and of the automotive industry more specifically; and changes in laws or regulations governing our business and operations. Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, we do not undertake any obligation to update any forward-looking statements.